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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                          --------------------------
                                   FORM T-1

                           STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF
                  A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                          --------------------------

        CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                    PURSUANT TO SECTION 305(b)(2)_________

                          --------------------------

                           THE CHASE MANHATTAN BANK
             (Exact name of trustee as specified in its charter)

New York                                                 13-4994650
(State of Incorporation                               (I.R.S. employer
if not a national bank)                             identification No.)

270 Park Avenue
New York, New York                                             10017
(Address of principal executive offices)                    (Zip Code)


                              William H. McDavid
                               General Counsel
                               270 Park Avenue
                           New York, New York 10017
                             Tel: (212) 270-2611
          (Name, address and telephone number of agent for service)
                          --------------------------

                 CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.
              (Exact name of obligor as specified in its charter)

New York                                                    13-5009340
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                         identification No.)

4 Irving Place
New York, New York                                             10003
(Address of principal executive offices)                    (Zip Code)

                          --------------------------
                               Debt Securities
                      (Title of the indenture securities)
                          --------------------------


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                                     GENERAL

Item 1.  General Information.

     Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

            New York State Banking Department, State House, Albany, New York 12110.

            Board of Governors of the Federal Reserve System, Washington, D. C. 20551

            Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

            Federal Deposit Insurance Corporation, Washington, D.C.  20429

     (b)    Whether it is authorized to exercise corporate trust powers.

            Yes.

Item 2.   Affiliations with the Obligor.

      If the obligor is an affiliate of the trustee, describe each such affiliation.

      None.




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                                      -2-

Item 16.  List of Exhibits.

     List below all exhibits filed as a part of this Statement of Eligibility.

     1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9 1982, February 28, 1985, December 2, 1991 and July 10, 1996 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

     2. A copy of the  Certificate  of  Authority  of the  Trustee  to  Commence
        Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and the The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

     3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

     4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form
        T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

     5. Not applicable.

     6. The  consent of the Trustee  required by Section  321(b) of the Act (see
        Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and the The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

     7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

     8. Not applicable.

     9. Not applicable.

                                    SIGNATURE
     Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 1st day of May 1997.

                                                THE CHASE MANHATTAN BANK

                                                By /s/Gregory McFarlane
                                                      Gregory McFarlane
                                                      Vice President

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                    Exhibit 7 to Form T-1

                       Bank Call Notice

                    RESERVE DISTRICT NO. 2
             CONSOLIDATED REPORT OF CONDITION OF

                   The Chase Manhattan Bank
         of 270 Park Avenue, New York, New York 10017
            and Foreign and Domestic Subsidiaries,
           a member of the Federal Reserve System,

             at the close of business December 31, 1996, in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.






                                                       Dollar Amounts
                                                         in Millions
                            ASSETS


Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin.........         $ 11,509
     Interest-bearing balances.............................            8,457
Securities:................................................
Held to maturity securities................................            3,128
Available-for-sale securities..............................           40,534
Federal funds sold and securities purchased under agreements to resell in domestic offices of the bank
and of its Edge and Agreement subsidiaries, and in IBFs:
     Federal funds sold....................................            9,222
     Securities purchased under agreements to resell ......              422
Loans and lease financing receivable:
Loans and leases, net of unearned income...... $ 133,935
     LESS: Allowance for loan and lease losses.    2,789
     LESS:  Allocated transfer risk reserve....       16
Loans and leases, net of unearned income, allowance, and
reserve ...................................................          131,130
Trading assets ............................................           49,876
Premises and fixed assets (including capitalized leases)...            2,877
Other real estate owned....................................              290
Investments in unconsolidated subsidiaries and associated
companies..................................................              124
Customers' liability to this bank on acceptances outstanding           2,313
Intangible assets..........................................            1,316
Other assets...............................................           11,231
                                                               ---------------
TOTAL ASSETS...............................................    $     272,429
                                                               ===============

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                         LIABILITIES



Deposits:
     In domestic offices...................................    $         87,006
       Noninterest-bearing........................$35,783
       Interest-bearing...........................$51,223
       In foreign offices, Edge and Agreement subsidiaries,
       and IBFs ...........................................              73,206
       Noninterest-bearing........................$ 4,347
       Interest-bearing...........................$68,859
Federal funds  purchased and securities  sold under  agreements to repurchase in domestic offices of the bank and of its Edge and Agreement subsidiaries,  and in IBFs:
     Federal funds purchased...............................              14,980
     Securities sold under agreements to repurchase........              10,125
Demand notes issued to the U.S. Treasury...................               1,867
Trading liabilities........................................              34,783
Other borrowed money:
     With a remaining maturity of one year or less.........              14,639
     With a remaining maturity of more than one year.......                 425
Mortgage indebtedness and obligations under capitalized
leases.....................................................                  40
Bank's liability on acceptances executed and outstanding...               2,267
     Subordinated notes and debentures ....................               5,471
     Other liabilities.....................................              11,343
TOTAL LIABILITIES..........................................             256,152
                                                               -----------------
Limited-life preferred stock and related surplus .........                  550


                        EQUITY CAPITAL


Common stock...............................................               1,251
Surplus ...................................................              10,243
Undivided profits and capital reserves.....................               4,526
Net unrealized holding gains (losses) on available-for-sale
securities.................................................                (309)
Cumulative foreign currency translation adjustments........                  16
TOTAL EQUITY CAPITAL.......................................              15,727
                                                               ----------------
TOTAL LIABILITIES, LIMITED-LIFE PREFERRED STOCK,
     AND EQUITY CAPITAL....................................    $        272,429
                                                               ================


I, Joseph L. Sclafani, S.V.P. & Controller of the above named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.



(Signed)Joseph L. Sclafani


We the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal Regulatory authority and is true and correct.


Walter V. Shipley           )
Edward D. Miller            ) Directors
Thomas G. Labrecque         )